UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     _____________

                                       FORM 8-K
                                     _____________


                                     CURRENT REPORT
                      Pursuant To Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

                                     _____________

Date of report (Date of earliest event reported):	January 19, 2006


                             FOOD TECHNOLOGY SERVICE, INC.
                 (Exact Name of Registrant as Specified in Charter)


Florida                                0-19047                   59-2618503
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
Incorporation)                                              Identification No.)


                                  502 Prairie Mine Road
                                 Mulberry, Florida  33860
                    (Address of Principal Executive Offices) (Zip Code)


           Registrant's telephone number, including area code:  (863) 425-0039


                                        N/A

               (Former Name or Former Address, if Changed Since Last Report)


















Item 3.01 - Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


	Food Technology Service, Inc., (NASDAQ VIFL) announced today that it has received a letter from The Nasdaq Stock Market, dated January 18, 2006, notifying the Company of its failure to maintain a minimum bid price of $1.00 over the preceding thirty (30) consecutive trading days as required by Nasdaq Marketplace Rule 4310(c)(4).

	The letter stated that the Company has until July 17, 2006 to demonstrate compliance by maintaining a minimum closing bid of at least $1.00 for a minimum of ten (10) consecutive trading days or its securities will be delisted from the Nasdaq SmallCap Market.



                                   SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						FOOD TECHNOLOGY SERVICE, INC.



					By:	/s/ Richard G. Hunter, Ph.D.
		                        ______________________________

						Richard G. Hunter, Ph.D.
						Chief Executive Officer


Dated:  January 19, 2006